SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Net change in non-cash working capital items:
Inventory	$ 418	$ (1,419)
Prepaid expenses and other assets	(106)	(18)
Taxes recoverable	78	(625)
Taxes payable	62	(867)
Accounts payable and accrued liabilities	(1,153)	1,466
Amounts receivable	1,447	658
Amounts due to related parties	(27)	39
Net change in non-cash working capital	$ 719	$ (766)